Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

LEUTHOLD FUNDS, INC.

Supplement dated May 24, 2012 to the Prospectus dated January 31, 2012

This supplement adds certain information to your Prospectus dated January 31, 2012.  Please read it carefully and keep it with your Prospectus for future reference.

Important Information about the Leuthold Hedged Equity Fund

Fund Termination and Liquidation

The Board of Directors of the Leuthold Hedged Equity Fund has determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  During the liquidation process, the Fund will not be able to achieve its investment objective of capital appreciation and income (or “total return”).

The Leuthold Hedged Equity Fund will be liquidated using the following process:

•	Purchases or exchanges into the Fund will be stopped after the close of business May 15, 2012.

•	Securities held in the Fund will begin to be sold May 16, 2012.

•	Sales or exchanges out of the Fund will be stopped after the close of business June 22, 2012.

•	The holdings of any remaining shareholders in the Fund will be distributed on June 25, 2012.

The liquidation of the Leuthold Hedged Equity Fund, like any redemption or exchange of Fund shares, will constitute a sale upon which a gain or loss may be recognized for federal income tax purposes depending upon the type of account and the adjusted cost basis of the investor’s shares.  IRA shareholders should refer to their IRA disclosure statement for information as to the tax consequences of the liquidation for them.

Exchanging Shares of Leuthold Hedged Equity Fund

In light of the decision of the Board of Directors to liquidate the Leuthold Hedged Equity Fund, shareholders will probably want to exchange or redeem their shares as soon as practicable.  Shareholders of the Fund may exchange their shares into another one of the Leuthold Funds at their relative net asset values.  Investors who prefer the Hedged Equity strategy can replicate it by exchanging into equal parts of the Leuthold Select Industries Fund and the Grizzly Short Fund.  For more details on these funds, you should review the prospectus, which is available on the Leuthold Funds’ website at www.leutholdfunds.com, or by calling (800) 273-6886.  The Leuthold Funds consist of the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Global Industries Fund.

The exchange privilege is only available in states where the exchange may be legally made.  The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

For Additional Information

You may call (800) 273-6886 with questions or for additional information.

Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost.  It is possible to lose money on an investment in the Leuthold Funds.  Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the applicable Leuthold Fund and should read the prospectus carefully, which contains this and other information.  The prospectus for the Leuthold Funds is available on the Leuthold Funds’ website at www.leutholdfunds.com, or you can get one by calling (800) 273-6886.

Important Information about Leuthold Core Investment Fund and Leuthold Asset Allocation Fund

Portfolio Managers

Andrew J. Engel, CFA, a co-portfolio manager of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund, passed away suddenly on May 9, 2012.  As a 26 year veteran of the firm, Andy’s accomplishments as Co-Portfolio Manager and Senior Analyst were extensive.  He assisted with the development of key asset allocation tools and the formulation of portfolio disciplines that drive a number of our investment management strategies.  Andy was the managing editor and a major contributor of analytical content presented in the firm’s primary publication, Perception for the Professional.  In addition, he wrote monthly reports including Inflation Watch and REIT Beat.  Over the years, Andy authored countless, inimitable special research studies which explored cutting-edge market topics and deliberated popular industry perspectives.

Our tactical asset allocation strategies remain team-managed.  Matthew B. Paschke, CFA, and Douglas R. Ramsey, CFA, will continue to be co-portfolio managers of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund.  Chun Wang, CFA, a co-portfolio manager of the Leuthold Global Fund and the Leuthold Select Industries Fund, is being added as a co-portfolio manager of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund.